Exhibit 10.21

               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This  Amended  and  Restated  Credit  and  Security  Agreement  dated as of
November 30, 1996 (the "Restated Agreement") is by and between the following identified parties:

          Featherlite Mfg., Inc., a corporation duly organized and validly existing under the laws of the State of Minnesota, with its principal place of business at Highway 63 & 9, Cresco, Iowa 52136 ("Borrower");

          Conrad Clement, Larry Clement, Kathy Clement, residents of Iowa, and Tracy Clement and Nancy Clement, residents of Minnesota (each a "Guarantor" and collectively the "Guarantors"); and

          Firstar Bank Iowa, N.A., a national banking institution ("Bank"), (successor in interest through merger of Firstar Bank Cedar Rapids, N.A.);

                                    RECITALS

     A. Borrower, Guarantors and the predecessor to Bank entered into a Credit and Security Agreement dated July 19, 1991 (the "Credit Agreement"). A First Amendment to Credit and Security Agreement was entered into by the parties on November 14, 1991; a Second Amendment to Credit and Security Agreement was entered into by the parties on July 20, 1992; a Third Amendment to Credit and Security Agreement was entered into by the parties on February 5, 1993; a Fourth Amendment to Credit and Security Agreement was entered into by the parties on August 20, 1993; a Fifth Amendment to Credit and Security Agreement was entered into by the parties on December 17, 1993; a Sixth Amendment to Credit and Security Agreement was entered into by the parties on July 20, 1994; a Seventh Amendment to Credit and Security Agreement was entered into by the parties on December 1, 1994; an Eighth Amendment to Credit and Security Agreement was entered into by the parties on July 20, 1995; a Ninth Amendment to Credit and Security Agreement was entered into by the parties on September 30, 1995; and a Tenth Amendment to Credit and Security Agreement was entered into by the parties on January 11, 1996. This Restated Agreement supersedes and replaces the Credit Agreement, as amended.

     B. Guarantors own stock of the Borrower and each Guarantor individually perceives substantial business advantage from the transaction outlined herein, including those transactions from which the individual Guarantors will not receive any direct economic benefit.

     C. Borrower and Guarantors have requested that Bank renew the $12,000,000 Revolving Line of Credit and amend certain terms and conditions. Guarantors have requested that their guarantees be released if Borrower achieves certain targets by June 30, 1997.

     D. Bank is willing to grant the requests subject to the terms of this Restated Agreement.

     Therefore, the parties agree that the Credit Agreement, as amended by the First through Tenth Amendments, is amended and restated in its entirety as follows:

1. DEFINITIONS AND ACCOUNTING. As used in this Restated Agreement, and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined:

     "Accounts Receivable and Loan Reconciliation Certificate" means a certificate in substantially the form of Exhibit A, attached hereto, which will contain a loan covenant compliance calculation certified by an executive officer of the Borrower.

     "Accounts Payable" means trade payables under GAAP.

     "Bank" means Firstar Bank Iowa, N.A., a national banking institution.

     "Borrower" means Featherlite Mfg., Inc., a Minnesota corporation.

     "Borrowing Base" means an amount equal to the sum of 80 percent of Eligible Receivables of Borrower outstanding from time to time applicable thereto plus 65 percent of the Eligible Inventory of Borrower as Bank shall deem acceptable. Such Borrowing Base shall be determined by submission of a monthly Accounts Receivable and Loan Reconciliation Certificate by the end of each month, accurate to the first of such month.

     "Business Day" means a day other than a Saturday, Sunday or a day on which commercial banks are authorized or permitted to close in Cedar Rapids.

     "Collateral" shall have the meaning of the collateral described Section 3.

     "Customer" means a party indebted or obligated to Borrower or a party against which Borrower has a claim on a Receivable.

     "Eligible Inventory" means inventory valued at the lower of cost or market value on a "first in - first out" basis which is acceptable to Bank, in its sole discretion, and excludes inventory that is slow moving or obsolete (as determined by the Bank in its sole discretion), or on display, or on consignment.

     "Eligible Receivable" means a Receivable which is acceptable to Bank in its sole discretion, but at least is continuously in compliance with all of the following:

          (1) The Receivable is an account which arose in the ordinary course of the business of Borrower from or in connection with a bonafide sale of goods or rendition of services, performed in accordance with an order or contract, oral or written, wherein all obligations of Borrower regarding the shipment or delivery of such goods to Customer have been satisfied or the services have been performed for Customer or which are Receivables in accordance with GAAP;

          (2) The rights of a Borrower in and to the Receivable and the proceeds thereof are not subject to any assignment, claim, lien, security interest, or other encumbrance;

          (3) The Receivable is not disputed nor subject to offset, credit allowance, contra account or adjustment by Customer, except discounts for prompt payment disclosed to Bank;

          (4) The Receivable has been due and payable for less than ninety (90) days from the invoice date;

          (5) The Customer is not a governmental agency, foreign company or controlled by, in control of, or under common control with, the Borrower.

     "Environmental Law" means any federal, state or local environmental statute, regulation, ordinance, law or decree presently in effect or that may be promulgated in the future, as such statutes, regulations, and ordinances may be amended from time to time, including without limitation, the Comprehensive Environmental Response Compensation Liability Act, as amended, 42 U.S.C. ss.9601 et seq., ("CERCLA"), the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901 ("RCRA"), and the common law.

     "Event of Default" means each and every event specified in Section 12 of this Restated Agreement.

     "GAAP" means generally accepted accounting principles consistently applied.

     "Guarantors" mean Conrad Clement, Larry Clement, Kathy Clement, Tracy Clement and Nancy Clement (each a "Guarantor").

     "Guaranty" means a guaranty given by a Guarantor pursuant to Section 4 of this Restated Agreement and substantially in the form attached as Exhibit B.

     "Hazardous Substance" means any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous or toxic substance, or infectious material, substance or waste, or other similar term, by any Environmental Law or including, without limitation, asbestos, petroleum products, mining wastes, fly ash and agricultural chemical products.

     "Interest and Charges" means interest, charges, expenses and other items incurred by the Bank under the Loan Documents which are chargeable to the Borrower and which shall be billed directly to the Borrower.

     "Loan" means all loans from Bank to Borrower including all revolving credit facilities and all term facilities.

     "Notes" means all notes executed by Borrower in favor of Bank including but not limited to the Revolving Line of Credit Promissory Note and all term notes.

     "Obligations" means any and all indebtedness, obligations, and liabilities of Borrower to Bank of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement, or book account they may be evidenced, or whether evidenced by any instrument, agreement, or book account, including, without limitation: all loans (including any loan by renewal or extension); all indebtedness, all undertakings to take or refrain from taking any action; all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment, or otherwise; and all interest, taxes, fees, charges, expenses, and attorney's fees chargeable to Borrower or incurred by Bank under this Restated Agreement or in any other document or instrument delivered hereunder or as a supplement hereto.

     "Operating Cash Flow" means net income plus income taxes, interest expense, depreciation, amortization, and other non-cash items, adjusted to eliminate extraordinary items and adjusted on a consistent basis to reflect increases or decreases that result from acquisition sales, or exchanges of property and gains/losses on the sale of property.

     "Person" means an individual, a corporation, a voluntary association, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental agency, instrumentality or political subdivision thereof.

     "Receivable" means all accounts and general intangibles, each as defined in the Uniform Commercial Code, of Borrower, constituting any right to the payment of money, including (but not limited to) all monies due and to become due to the Borrower in respect of any loans or advances for Inventory or Equipment or other goods sold by Borrower and all tax refunds.

     "Revolving Line of Credit" means the credit referred to in Section 5.

     "Revolving Line of Credit Borrowing Limit" means an amount equal to the lesser of:

                  (1)      $12,000,000
                  (2)      the Borrowing Base.

     "Revolving Line of Credit Promissory Note" means the promissory note, in substantially the form of Exhibit C attached, to be delivered by Borrower to the Bank.

     "Revolving Line of Credit Termination Date" means the maturity date on the Revolving Line of Credit Promissory Note as it may be extended, amended or renewed from time to time at the sole discretion of Bank, or earlier accelerated upon the occurrence of an Event of Default or otherwise as provided herein.

     "Revolving Loans" means the credit referred to in Section 5.

     "Subsidiary" means, with respect to any Person (the "Parent"), any corporation or other business organization of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the

Board of Directors or comparable positions (irrespective of whether or not at the time any other class or classes of such stock or ownership interests of such corporation or other business organization shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Parent or one or more of the Subsidiaries of the Parent.

     "Tangible Net Worth" means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with GAAP, excluding, however, from the determination of total assets, (i) all assets which would be classified as intangible assets under GAAP, including, without limitation, organization fees and expenses, goodwill, patents, trademarks, trade names, copyrights, and franchises, and (ii) all indebtedness to Borrower from any shareholder, director, officer or employee of Borrower or from any relative of such party (but net of any corresponding, offsetting indebtedness from Borrower to such individual).

     "Term Loans" means the credits referred to in Section 6.

     "Term Notes" means the notes evidencing the Term Loans.

     "Total Debt Service" means, during any period, all interest on and principal due of, all indebtedness which is due and payable during such period.

     "Total Expenditures" means all cash expenses (including debt service) and capital expenditures actually made.


2.       REPRESENTATIONS AND WARRANTIES.

     As a material inducement to Bank to make loans to the Borrower under this Restated Agreement, Borrower represents and warrants to Bank, and such representations and warranties shall survive during the term of this Restated Agreement and so long thereafter as any Obligations shall remain outstanding, as follows:

     a. Corporate Standing and Power: The Borrower has been duly incorporated and organized and is existing as a corporation in good standing under the laws of Minnesota and is duly qualified and in good standing as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification. The Borrower has the power and authority to own its properties and assets, to conduct its business, to enter into and perform this Restated Agreement, and any other document or instrument delivered in connection herewith, and to incur the Obligations.

     b. Trade Names, Business Changes: Except as may be set forth on Exhibit D attached, Borrower has utilized no trade names in the conduct of its business; has not changed its name, been the surviving entity in a merger, acquired any business, or changed the location of their chief place of business or chief executive office or the location of their records or the location of any of the Collateral.

     c. No Defaults: Borrower is not in default with respect to any agreement to which it is a party or by which it is bound. The execution and performance of this Restated Agreement and any other document or instrument to be delivered hereunder or as a supplement hereto will not violate any law or the terms of the incorporation documents or bylaws of Borrower, nor will it violate or result in a default or in the creation or imposition of any lien or encumbrance upon any of the assets of Borrower (immediately, with the passage of time, or with the giving of notice and the passage of time) under any other contract, agreement or instrument to which Borrower is a party or by which Borrower is bound, nor will it result in the acceleration of any obligation under any mortgage, lien, lease, franchise, license, permit, agreement, instrument, order, arbitration award, judgment, or decree, or in the termination of any license, franchise, lease, or permit, to which Borrower is a party or by which it is bound; and it will not violate or conflict with any other restriction of any kind or character to which Borrower is subject.

     d. Authorization, Binding Effect: This Restated Agreement and any document or instrument to be delivered hereunder or as a supplement hereto and the transaction contemplated hereby or thereby have been duly authorized and/or executed and delivered, as appropriate, and constitute valid and legally binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms.

     e. No Claims: There is no claim, loss contingency, litigation, or proceeding whether or not pending, threatened, or imminent against or otherwise affecting the Borrower which involves the possibility of any judgment or liability not fully covered by insurance or which may result in a material adverse change in the business, properties, or condition, financial or otherwise, of the Borrower.

     f. Properties: The Borrower is the owner of its properties, free and clear of all security interests, encumbrances, or liens, except real estate or special improvement assessment liens which arise by operation of law with respect to obligations of the Borrower which are not yet due and payable and except such liens as may be listed in Exhibit E attached hereto; Borrower will defend its properties against all claims and demands of all persons at any time claiming an interest therein. Inventory is and shall at all times be of good and merchantable quality, free from all defects, encumbrances and liens except the lien granted to the Bank hereunder.

     g. Financial Statements: The financial statements of the Borrower for the fiscal year ended December 31, 1995 furnished to Bank by Borrower are complete and accurate representations of the financial condition of Borrower as of the respective dates thereof, and have been prepared in accordance with GAAP. Since the December 31, 1995 financial statements, there has been no material adverse change in the financial condition of Borrower and there has been no transaction other than in the ordinary course of the business of Borrower, except for the purchase of the Vantare assets in Florida. The financial statements furnished to Bank by the Guarantors are complete and accurate representations of the financial condition of the Guarantors as of their respective dates.

     h. Offices: The address of the chief executive office and chief place of business of Borrower is Highway 63 & 9, Cresco, Iowa 52136. All records pertaining to the Inventory and Receivables (including computer records) are kept at Borrower's chief place of business.

     i. Taxes: The Borrower and Guarantors have filed all federal, state, and local tax returns and other reports they are required to file and have paid or made adequate provision for payment of all such taxes, assessments, and other governmental charges.

     j. Compliance: To the best of its knowledge after due inquiry, the Borrower has complied with all applicable statutes, regulations, ordinances, court decrees, or other directives of the United States of America, and all states, counties, municipalities, and agencies with respect to the manufacture and sale of its goods, the rendition of its services, and/or the conduct of its business.

     k. Consents, Approvals: No consent or approval of any person, no waiver of any lien or other similar right, and no consent, license, approval, authorization, or declaration of any governmental authority, bureau, or agency is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Restated Agreement or any other agreement, instrument or document to be executed or delivered in connection herewith.

     l. GAAP: Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP.

     m. Use of Property. None of the property of any Borrower has been used as a Hazardous Substance disposal site, as a landfill or as a dump.

     n. Hazardous Substances. To the best of its knowledge after due inquiry, no Hazard Substance or toxic substance has been stored, used, or disposed of on any property in which Borrower holds a real estate interest except as listed on the Hazardous Substance Certificate attached as Exhibit F.

     o. Subsidiaries. Borrower has only one Subsidiary; Featherlite Aviation Company.

     p. Federal Reserve Regulations. Borrower does not own any margin stock or intend to carry or purchase any margin stock or security within the meaning of Regulation U or the Securities Exchange Act of 1934, as amended. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. None of the transactions contemplated by this Restated Agreement including, without limitation, the use of proceeds of any loan advance, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations pursuant thereto, including, without limitation, Regulations G, U or X of the Board of Governors of Federal Reserve System, as amended. None of the proceeds of any loan will be used to carry or purchase (or refinance any borrowing the proceeds of which were used to purchase or carry) any margin stock or any security within the meaning of the Securities Exchange Act of 1934, as amended.

     q. Free Disclosure. This Restated Agreement and the other documents or instruments to be delivered hereunder or as a supplement hereto do not contain any known untrue statement of a material fact or omits to state a known material fact necessary in order to make the statements contained therein not misleading. There is no known material fact (other than general economic conditions or facts or information available to the public generally) that has not been disclosed in writing to the Bank that materially adversely affects, or as far as the Borrower can now reasonably foresee, may materially adversely affect, the business, operations, prospects, properties or assets of the Borrower or any Guarantor, or the ability of the Borrower or any Guarantor to perform its/their obligations under any document.


3.       COLLATERAL.

     As security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Borrower pledges and grants to Bank a security interest in the following property, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

     a. Receivables: All accounts and general intangibles (each as defined in the Uniform Commercial Code) of Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in respect of any loans or advances for Inventory or Equipment or other goods sold by Borrower and all tax refunds (collectively "Receivables");

     b. Instruments: All instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Receivables, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (collectively "Instruments"),

     c. Inventory: All inventory (as defined in the Uniform Commercial Code) of Borrower, including all goods obtained by Borrower in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled herewith or added thereto (collectively "Inventory");

     d. General Intangibles: All licenses, franchises, patents, trademarks, copyrights, trade names, goodwill and any and all items of Borrower which would be classified as general intangibles under the Uniform Commercial Code (collectively "General Intangibles").

     e. Equipment: All equipment (as defined in the Uniform Commercial Code) of Borrower, including (but not limited to) all furniture, fixtures, trade fixtures, displays, counters, cash registers, motor vehicles, trucks and trailers (collectively "Equipment");

     f. Contracts: Each contract and other agreement relating to the sale or other disposition of Inventory or Equipment;

     g. Documents:  All documents of title (as defined in the Uniform Commercial
Code) or other receipts covering, evidencing or representing Inventory or Equipment (collectively "Documents");

     h. Real Estate: All real estate in which the Borrower has an ownership interest (except homestead property) and all of the Borrower's right, title and interest in and to the buildings, improvements, ways, streets, alleys, passages, rights of way, waters, water courses, rights, liberties, privileges, tenements, hereditaments, and appurtenances now or hereafter hereunto appertaining to said real estate together with the rents, issues and profits thereof and the proceeds of the conversion therefore (collectively "Real Estate");

     i. Fixtures: All fixtures (as defined in the Uniform Commercial Code) of the Borrower (collectively "Fixtures"). The security interest from Borrower to Bank in the Real Estate and Fixtures will, at the request of the Bank, in addition to other documentation which may be requested by Bank, be evidenced by Mortgage and Security Agreements, in a form requested by the Bank.

     j. Claims: All rights, claims and benefits of Borrower against any person arising out of, relating to or in connection with Inventory or Equipment purchased by Borrower, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment; and,

     k. Leaseholds: All leasehold interests in real estate leases to which the Borrower is a party. The security interest from Borrower to Bank in the leasehold interest of Borrower will, in addition to the additions to the documents which may be requested by Bank, be evidenced by a collateral assignment of real estate leases.

     l. Proceeds: All proceeds, products and accessions of and to any of the property described in clauses (a) through (k) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and to the extent related to any property described in said clauses or in this clause, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of Borrower or any computer bureau or service company from time to time acting for Borrower.


4. GUARANTORS. Banks have required the participation of the Guarantors as a precondition to the availability of the credit arrangements established herein. The Guarantors, by their executions hereof, acknowledge that the obligations of the Borrower hereunder are enforceable in accordance with their terms, that such are obligations of the Guarantors under the personal guarantees and that the guarantees are in full force and effect, without amendment or defense of any description. Banks agree to release the guarantees if Borrower is in compliance with all loan and financial covenants and has a year to date actual cash flow to debt service ratio of 1.5:1 as of June 30, 1997.

5. REVOLVING LINE OF CREDIT LOAN AND PAYMENT PROVISIONS. The Bank establishes the Revolving Line of Credit for the benefit of the Borrower for the purpose of supplying working capital as may reasonably be required from time to time by the Borrower. The Line of Credit is extended pursuant to the following provisions:

a. Borrowing. Subject to the terms and conditions of this Restated Agreement, the Bank shall, in its sole discretion, make loans (each a "Revolving Loan") to the Borrower in such amounts as the Borrower may from time to time require in increments of at least $50,000 and at such intervals as the Bank may from time to time determine, provided that the aggregate principal amount of Revolving Loans outstanding hereunder, together with the principal amount of such Revolving Loan requested, shall not exceed the Borrowing Limit.

     (1) Oral Requests. Revolving Loan requests may be either written or oral, including a request made by telephone. In the case of an oral request, the Bank is authorized to make such requested advance and to rely upon the authority of the person making the request, unless the Borrower directs the Bank, in writing, not to honor oral requests except from certain identified persons. The authority of the person requesting the advance shall be conclusively deemed authorized by the Borrower. Oral requests must be received by the Bank prior to noon on the day of the requested advance.

     (2) Deposit of Loan Advances. All Revolving Loan advances shall be credited to an account of the Borrower at the Bank.

(b) Promissory Note: The Borrower shall execute and deliver to the Bank the Revolving Line of Credit Promissory Note with this Restated Agreement. The Revolving Line of Credit Promissory Note, together with this Restated Agreement and other documents referred to herein, shall evidence the Borrower's indebtedness to the Bank in respect of the Revolving Loans and the Term Notes and the other documents referred to herein shall evidence the Borrower's indebtedness to the Bank in respect of the Term Loans.

(c) Interest: In accordance with the Revolving Line of Credit Promissory Note, the Borrower shall pay interest to the Bank upon the outstanding daily principal balance of the Loan Account, which interest shall be computed at the close of each day, on the basis of actual days elapsed in the year of 360 days, at the interest rate specified in the Revolving Line of Credit Promissory Note. Until the Revolving Line of Credit Termination Date, such interest shall be paid monthly in arrears, commencing on the first day of the next succeeding month following the month in which this Restated Agreement is executed, and continuing on the first day of each successive month thereafter. At the Revolving Line of Credit Termination Date, all sums due hereunder shall be due and payable. All payments shall be made to the Bank on or before the required due dates in immediately available funds.

(d) Debits: The Bank shall enter as debits to the Loan Account all loans and/or advances made pursuant to the Loan Documents, and Interest and Charges in accordance with the Loan Documents. The Bank shall enter as credits to the Loan Account all payments made by the Borrower on account of indebtedness evidenced by the Loan Account, all net proceeds of Collateral which are finally paid to Bank in cash or solvent credits, and other appropriate credits. The debit balance of the Loan Account shall reflect the amount of indebtedness of the Borrower to the Bank from time to time by reason of loans and other appropriate charges under this Restated Agreement.

(e) Line of Credit Account Imbalance: If at any time that portion of the debit balance of the Loan Account allocable to the Revolving Line of Credit Promissory Note exceeds the Borrowing Limit, at the option of the Bank, the Borrower shall (i) pledge, assign, and transfer to the Bank such additional collateral as the Bank shall request or (ii) pay cash to the Bank to be credited against the Revolving Line of Credit Promissory Note, in an amount sufficient to eliminate the excess.

(f) Repayment: The Borrower promises to pay the debit balances of the Loan Account and accrued Interest and Charges to the Bank in accordance with the terms of the Notes and the other Loan Documents.

(g) Application of Credits: All payments and/or proceeds of Collateral received by the Bank shall be applied to the payment of Interest and Charges, if any, to principal on the Revolving Line of Credit
         Promissory Note or any Term Loans in the Bank's discretion. The Borrower authorizes the Bank to charge the Interest and Charges to the Loan Account or to any deposit account maintained by the Borrower with the Bank.

(h) Determination of Balances: The records of the Bank shall be prima facie evidence as to the amounts of advances, outstanding principal balance, and accrued Interest and Charges.


6.       CONFIRMATION OF TERM LOANS AND PAYMENT PROVISIONS.

     a. Borrower is obligated to pay Bank under various agreements and notes (each a "Term Note") identified as:

                  (i) a term loan in the original principal amount of $300,000 pursuant to a note dated February 2, 1993, maturing on July 1, 2008, payable to Firstar;

                  (ii)  a  term  loan  in  the  original   principal  amount  of
         $1,835,000 pursuant to a note dated July 20, 1994, maturing on July 20,1999, payable to Firstar; and

                  (iii) a term loan in the original principal amount of $1,400,000 pursuant to a note dated September 30, 1995, maturing on September 20, 1999, payable to Firstar.

     b. Borrower and Guarantors acknowledge and agree that the notes referred to in Section 6(a) are Obligations of Borrower to the Bank and are cross-collateralized by the Collateral, and in the event of default under the terms of any Obligation of the Borrower or any obligation of any Guarantor, that such a default shall be deemed a default under any or all of the Borrower's Obligations and under any or all of the obligations of Guarantors at the option of the Bank.


7. REPAYMENT TERMS. Interest and charges shall be paid to the Bank in accordance with the terms of this Restated Agreement, the notes and other loan documents. If any term of this Restated Agreement is in conflict with a term in any note regarding payment of principal, interest, fees or charges, the term of the applicable note shall apply. All payments shall be made timely in immediately available funds. The Bank shall account for loan advances and payments in accordance with its standard practices. The records of the Bank shall be prime face evidence as to the amount of advances, outstanding principal balances, and accrued interest and charges. Bank may make recourse against any security in any order or grouping it desires and apply the proceeds to any of Borrower' Obligations in its sole discretion. All payments by the Borrower shall be made without setoff, counterclaim or deduction of any kind. Payments received by Bank after 3:00 p.m. on any Business Day shall be deemed to be received on the next succeeding Business Day for the purpose of calculation of interest.


8. CONDITIONS PRECEDENT TO INITIAL AND SUBSEQUENT LOANS. Borrower shall satisfy each of the following conditions prior to the making of the initial loan and/or each subsequent loan by Bank hereunder, as follows:

A.       Initial Loan.

     (1) All of the  representations  and  warranties  of Borrower  set forth in
Section 2 hereof shall be true and correct as of the date of the initial loan.

     (2) Borrower shall be in full compliance with the terms and conditions hereof and no Event of Default shall have occurred and be continuing.

     (3) Borrower shall have delivered to Bank, all in form and substance satisfactory to Bank:

     a. A duly executed Accounts Receivable and Loan Reconciliation Certificate to be delivered and dated as of the date of the initial loan;

     b. A certificate of the Secretary or other like officer of Borrower containing copies of resolutions of the Board of Directors and, if applicable, Stockholders of Borrower authorizing the execution, delivery and performance of this Restated Agreement, any document or instrument to be delivered pursuant hereto or in connection herewith and the transactions contemplated herein and therein, and identifying the officer or officers authorized to execute this Restated Agreement and such other documents and to make requests for Loans hereunder;

     c. A certificate of reasonably recent date of the Secretary of State of the State of Iowa and a certificate of the Secretary of State of each state in which Borrower is qualified to do business as a foreign corporation, certifying that Borrower is in good standing in each such jurisdiction;

     d. Financing statements necessary to perfect the security interest of Bank in the Collateral;

     e. Releases of all other security interests in the equipment of Borrower;

     f. Revolving Line of Credit Promissory Note;

     g. Execution and delivery of mortgage on property in Shenadoah, Iowa;

     h. Delivery of all original notes receivables from officers and employees;

     i. Delivery of an opinion letter of counsel for Borrower regarding authority, enforceability of documents and priority of liens;

     j. Evidence of all required insurance being in place;

     k. Such other documents or instruments as Bank shall reasonably request.

B.       Subsequent Loans and/or Advances.

         (1) All of the  representations and warranties of Borrower set forth in
         Section 2 hereof shall be true and correct as of the date of each subsequent loan and/or advance.

         (2) Borrower shall be in full compliance with the terms and conditions hereof and no Event of Default shall have occurred and be continuing.

         (3) Borrower may request the making of any subsequent Revolving Loan, which amount in addition to the then outstanding balance of Revolving Loans shall not exceed the Borrowing Limit. Borrower's request may be either written or oral, including a request made by telephone. If an oral request, Bank is authorized to make such requested Loan and rely upon the authority of the person making the request, unless Borrower directs the Bank, in writing, not to honor a Loan request except from certain identified persons. The authority of the person requesting the Loan shall be conclusively deemed authorized by Borrower. Loan advances shall be credited to an account of the Borrower at the Bank.

         (4) Borrower shall have delivered to Bank, all in form and substance satisfactory to Bank, any documents or instruments as Bank shall request.

9.       NEGATIVE COVENANTS.

     Borrower and Guarantors agree that during the term of this Restated Agreement and so long thereafter as any Obligations remain outstanding, they will not, nor will they allow any subsidiary to, without the prior written consent of Bank:

     a. Corporate Changes: Enter into any merger or consolidation or effect any reorganization or recapitalization or create or fund any Subsidiary.

     b. Liens: Mortgage, pledge, grant or permit to exist a security interest in, or lien or encumbrance upon, any of their assets or property, real or personal, tangible or intangible, now owned or hereafter acquired in excess of $3,000,000 except: (i) liens in favor of Bank, (ii) liens arising by operation of law with respect to obligations of Borrower not yet due and payable; (iii) liens for aircraft financing obtained by a subsidiary; and (iv) $3,500,000 in floor plan financing for the Vantare division.

     c. Third Party Liabilities: Assume, endorse, guarantee, or otherwise become liable for or upon the obligations of any person, partnership, corporation or other entity (other than endorsements for deposit in the ordinary course of business) in excess of $7,500,000.

     d. Borrower Liabilities: Incur, create, assume, or permit to exist any indebtedness or liability for borrowed money in excess of $3,000,000 except: (i) indebtedness to Bank; (ii) financing for aircraft purchases by a subsidiary; and
(iii) $3,500,000 in floor plan financing for Vantare division.

     e. Stock, Dividends: Redeem, purchase, or retire any of the capital stock of Borrower or declare or pay any dividends (other than stock dividends), or make any other payment or distribution upon any of the capital stock of Borrower.

     f. Investments: Make any investment in, or make any loan or advance to, any person, partnership, or corporation, including officers, stockholders, or directors of Borrower.

     g. Securities: Purchase of or otherwise invest in or hold securities, nonoperating real estate, or other non-operating assets, except direct obligations of the United States of America or certificates of deposit or equivalent securities issued by Bank.

     h. Disposal of Assets: Enter into any sale-leaseback transaction, or sell, lease, transfer, or otherwise dispose of all or any substantial portion of its assets, except that Borrower may sell inventory in the ordinary course of business, except a sale and lease back of the Vantare expansion project.

     i. Regulation U: Directly or indirectly use or apply all or any portion of the proceeds of any loans made hereunder to purchase or carry any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, as amended.

     j. Change in Business: Make or permit any substantial change in, or cease in whole or in part, the present business of Borrower, or engage in any other activities apart from its present business.

     k. Transfer of Inventory: Authorize, cause or permit the issuance or execution of any negotiable warehouse receipt or bill of lading representing any right, title, or interest in and to any Inventory, unless same are forthwith turned over to Bank so that Bank shall continue to have a perfected security interest in such inventory.

     l. Ownership: Make any change for any reason whatsoever in the majority ownership, or control of Borrower without the prior written consent of Bank.

     m. Payments on Indebtedness: Borrower will not make any payments in respect of principal or interest on any of its indebtedness to any Person (other than payments made on indebtedness required or permitted hereunder) prior to the stated maturity or other due date thereof or the scheduled payment date of any principal installment in respect of any of its indebtedness, except that Borrower may make (i) early payments on trade accounts in order to receive trade discounts offered in the ordinary course of business, and (ii) such other early payments for which the Bank gives their prior written consent. Borrower will not modify or enter into any agreement as a result of which the terms of payment or any such indebtedness to any Person are waived or modified, except that the Borrower may enter into refinancing of existing indebtedness if no more than $50,000 in additional liability is incurred by the Borrower.

     n. Amendment to Certificate of Incorporation: Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws if any such amendment alone or in conjunction with any other amendment or amendments would have a material adverse affect on the ability of Borrower or the Guarantors to discharge their obligations to the Bank or on the ability of the Bank to collect, realize upon, or enforce payment of any obligation of any Borrower or any Guarantor to the Bank. Borrower shall furnish to the Bank a copy of any amendment to the certificate of incorporation, articles of incorporation or bylaws.

     o. Transactions with Affiliates: Borrower will not (nor will it permit any Subsidiary to) enter into or permit to remain in effect or outstanding any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service, or the making of any loan or advance) with or to any affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the business of Borrower or such Subsidiary and such affiliate and upon terms found by the Board of Directors of the Borrower to be fair and reasonable and no less favorable to the Borrower or any such subsidiary than it would obtain in a comparable arms-length transaction with a person not affiliated or related or connected to the Borrower or any such Subsidiary.

     p. Aircraft Investment. Allow a subsidiary to incur or maintain any investment in aircraft in excess of $7,000,000.

10.      AFFIRMATIVE COVENANTS.

     Borrower and Guarantors covenant and agree with Bank that they will, during the term of this Restated Agreement and so long thereafter as any Obligations remain outstanding.

         a.       Submissions to Bank:  Furnish Bank:

                  (1) Within 90 days after the last day of each fiscal year of Borrower, a balance sheet and related statements of income, retained earnings, and changes in financial position, each prepared in reasonable detail and in accordance with GAAP audited by an independent certified public accountant satisfactory to Bank and bearing an unqualified Opinion;

                  (2) Within 30 days after the end of each month (except the last month of each fiscal year for which the time shall be 60 days), of each fiscal year of Borrower, a balance sheet as of the end of such month and statements of income and retained earnings for the period from the beginning of the fiscal year to the end of such month;

                  (3) Within thirty days after the end of each calendar month, an Accounts Receivable and Loan Reconciliation Certificate;

                  (4) A balance sheet and other statement of financial position as to each Guarantor, which statement shall be in form and substance satisfactory to Bank within sixty days after the last day of Borrower's fiscal year;

                  (5) All public filings with the Securities & Exchange Commission and all shareholders communications at the same time they are filed or mailed; and

                  (6) Promptly, and in form satisfactory to Bank, such other information as Bank may reasonably request from time to time.

     b. Insurance: Maintain casualty insurance coverage on its physical assets and other insurance against other risks, including public liability and product liability insurance in such amounts and of such types and, in any event, not less than as are ordinarily carried by similar businesses. In the case of all policies insuring property in which Bank shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Borrower and Bank, as their respective interests may appear. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Bank; and such policies shall contain provisions that no such insurance may be canceled or decreased without thirty (30) days prior written notice to Bank. In the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, Borrower shall cause such insurance coverage to be increased or amended in such manner and to such extent as prudent business judgment would dictate. If Borrower shall at any time or times hereafter fail to obtain and maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Bank may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the assets of Borrower, including, at Bank's option, the coverage provided by all or any of the policies of Borrower and pay all or any part of the premium thereunder, without waiving any Event of Default by Borrower, and any sums disbursed by Bank shall be additional Obligations of Borrower to Bank payable on demand. Bank shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Borrower hereunder; to demand, receive, and receipt for all monies payable thereunder; and to execute in the name of Borrower or Bank or both any proof of loss, notice, or other instruments in connection with such policies or any loss thereunder.

     c. Collateral: Maintain Collateral which is tangible property in good condition and repair, defend at Borrower expense all Collateral from all adverse claims and shall not use any of the Collateral for any illegal purpose.

     d. Examinations: Permit Bank, through its authorized attorneys, accountants, and representatives, to examine the Inventory and the books, accounts, records, ledgers, and assets of every kind and description of Borrower at all reasonable times.

     e. Notice of Defaults: Promptly notify Bank of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, a default under this Restated Agreement, and promptly inform Bank of any events or changes in the Business, properties, or condition, financial or otherwise, of Borrower, which individually or cumulatively when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Borrower.

     f. Corporate Status: Maintain in good standing its corporate existence in the State of Iowa and its status as a foreign corporation qualified to do business in those jurisdictions where it is required to be qualified.

     g. Accounts: Maintain their principal checking and business accounts at Bank and use Bank as their principal depository.

     h. ERISA: If Borrower shall now or hereafter maintain an employee benefit plan covered by 4021(a) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), relating to plan termination insurance, it shall:

                  (1) furnish Bank a copy of each annual report, together with any schedules or other attachments thereto, required to be filed with the Secretary of Labor or any other governmental official pursuant to ERISA;

                  (2) furnish Bank a copy of any notice of a reportable event required to be furnished to the Pension Benefit Guaranty Corporation
         (PBGC) or other governmental agency;

                  (3) notify Bank of the filing of a notice with PBGC pursuant to 4041 of ERISA that the plan is to be terminated; and

                  (4) notify Bank of the institution of any proceedings by the PBGC under 4042 of ERISA promptly after the filing of such reports or notices or institution of such proceedings.

     i. Corporate Changes: Notify Bank not less than 30 days prior to (i) the change of its name or use of any trade names or (ii) any change in the address of the chief executive office and/or chief place of business of Borrower, the location of any records pertaining to the Receivables, and the address where any Inventory is or may be stored.

     j. Receivables: Promptly notify Bank of any disputes which shall arise in connection with a Receivable or if a Receivable is not paid when due, or if any petition in bankruptcy or under any other insolvency act for the relief of debtors with respect to a Customer is filed, or if a Customer makes an assignment for the benefit of creditors, becomes insolvent, ceases to carry on its business, or if a Borrower has notice of any facts or circumstances which could reasonably be expected to have a material adverse effect upon the ability of Customer to pay the Receivable.

     k. Confirmation: Upon the creation of a Receivable, or at such other intervals as Bank may hereafter determine, Borrower shall provide Bank, at its request, with confirmatory assignment schedules; copies of all invoices relating to the Receivable; evidence of shipment or delivery of Inventory; and such further information and/or schedules as Bank may reasonably require, all in a form satisfactory to Bank.

     l. Books and Records: Keep complete and accurate books and records with respect to the business of the Borrower and the Collateral consistent with good business practice including current stock, cost, and sales records of Inventory, accurately itemizing and describing the kinds, types, and quantities of Inventory, and the cost and selling price thereof.

     m. Instruments: At any time and from time to time upon request of Bank, execute and deliver to Bank, in form and substance satisfactory to Bank, negotiable promissory notes for any or all of the Obligations and/or such documents in respect of the Obligations as Bank shall deem necessary or desirable to evidence the Obligations or perfect or maintain perfected the security interest of Bank in the Collateral or which may be necessary to comply with the provisions of the law of the State of Iowa or the law of any other jurisdiction in which Borrower may then be conducting business or in which any of the Collateral may be located.

     n. Subsidiaries: Without limitation of any provision of this Restated Agreement which prohibits any person from becoming a subsidiary, forthwith upon any Person becoming a Subsidiary of any of the Borrower after the date hereof, such Borrower will cause such Person

          (1) to become a co-maker by executing and delivery to the Bank of such documents as the Bank may require,

          (2) to secure said Obligation with a first lien upon the types of Collateral described in Section 3. owned by the Subsidiary.

          (3) to deliver to Bank executed filings of financing statements necessary to perfect said security interest, and,

          (4) to provide Bank with such other documents or instruments as Bank shall reasonably request, including obligating itself to all of the terms and conditions of this Restated Agreement.

     o. Compliance with Environmental Laws. Borrower will comply and cause each Subsidiary to comply with all applicable environmental, hazardous waste or substance, toxic substance and underground storage laws and regulations and will obtain any permits, licenses, or buildings, improvements, fixtures, equipment or property required by reason of any applicable environmental, hazardous waste or substance, toxic substance or underground storage laws or regulations. Borrower shall exercise due diligence in determining the applicability of the above laws and regulations and shall take the necessary steps to comply with such laws and regulations within a reasonable period of time after discovering any violations of such laws and statutes.

     p. Strategic Plans. Within sixty days after its fiscal year, Borrower will provide Bank annually a three-year business and financial plan which includes financial projections and capital expenditure budgets.


11.      FINANCIAL COVENANTS OF BORROWER.

     So long as the Obligations shall remain unpaid or the Bank shall have any commitment under this Restated Agreement, Borrower will maintain the following:

     a. Minimum Working Capital: Maintain at all times an excess of current assets over current liabilities of not less than $8,000,000.

     b. Minimum Tangible Net Worth: Maintain at all times a Tangible Net Worth of not less than $16,500,000.

     c. Capital Expenditures: Refrain from making expenditures for fixed or capital assets which would cause the aggregate of all such expenditures made by Borrower to exceed $1,500,000 for fiscal 1996 or $2,000,000 during any subsequent fiscal year.

     d. Current Ratio: Maintain at all times a ratio of current assets to current liabilities of not less than 1.5 to 1.

     e. Leverage Ratio: Maintain at all times a ratio of total liabilities to Tangible Net Worth of not greater than 2.25 to 1 until March 31, 1997, and thereafter not greater than 2.0 to 1.

     f. Cash Flow/Debt: Beginning on December 31, 1996, maintain a ratio measured quarterly on a year to date actual basis, of Operating Cash Flow to Total Debt Service of not less than 1.25 to 1. As of June 30, 1997, maintain a ratio of 1.5 to 1 measured the same way.

As of September 30, 1997, and quarterly thereafter, maintain a ratio of 1.5 to 1 measured on a trailing four-quarter average basis.


12.      EVENTS OF DEFAULT AND ACCELERATION.

     The occurrence of any one or more of the following events shall constitute an Event of Default hereunder (each an "Event of Default"):

     a. Payments: Default in the payment of any principal, interest, or other charges in respect of any of the Obligations as and when due; or default in payment of any principal, interest or other charges by any Guarantor with respect to any of their obligations.

     b. Covenants: Default in the observance or performance of any covenant or agreement of any Borrower or Guarantor herein set forth or set forth in any agreement, note, or instrument heretofore, now or hereafter executed by Borrower or Guarantor in favor of Bank;

     c. Representations: If any representation, warranty, certificate, schedule, or other information made or furnished by any Borrower or Guarantor herein or pursuant hereto is or shall be untrue or misleading in any material respect;

     d. Third Party Obligations: Default in the performance of any material obligation of Borrower or Guarantor to any third party in excess of $250,000;

     e. Losses: Loss, theft, damage, or destruction of any substantial portion of the property of Borrower for which there is either no insurance coverage or for which, in the opinion of Bank, there is insufficient insurance coverage, or the making of any levy, seizure, or attachment upon the Collateral or upon any substantial portion of other property of Borrower by any third party;

     f. Insolvency: Insolvency of any Borrower or Guarantor or if a creditors committee is appointed for the business of any Borrower or Guarantor; or if any Borrower or Guarantor makes an assignment for the benefit of creditors, or is adjudicated bankrupt, or if a petition in bankruptcy or for reorganization or to effect a plan of arrangement with creditors is filed by or against any Borrower or Guarantor; or if any Borrower or Guarantor applies for or permits the appointment of a receiver or trustee for any of its property or assets, or if any such receiver or trustee is appointed for any of its property or assets; or if any of the above actions or proceedings whatsoever are commenced by or against any Borrower or any Guarantor of or any other party liable for any of the obligations;

     g. Dissolution: If a proceeding is filed or commenced by or against Borrower for its dissolution or liquidation; or if Borrower voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

     h.   Prohibition  on  Business:   If  Borrower  is  permanently   enjoined,
restrained, or in any way prevented by court order from conducting all or any material part of its business affairs; or

     i. Termination of Guaranty: Termination for any reason of any guaranty of, or contract of surety for, the Obligations, or termination of any subordination agreement for the benefit of Banks.

     If any Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, Bank may declare all Obligations to be due and payable, without notice, protest, presentment, or demand, all of which are hereby expressly waived by the Borrower.


13.      RIGHTS AND REMEDIES.

     Bank shall have, by way of example and not of limitation, the rights and remedies set forth in Section 13 at all times prior to and/or after the occurrences of an Event of Default and shall have all of the rights and remedies enumerated herein after the occurrence of an Event of Default;

     a. Attorney in Fact: Without limiting any rights or powers granted by this Restated Agreement to the Bank while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Bank is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Restated Agreement and taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Bank shall be entitled under this Restated Agreement to make collections in respect of the Collateral, the Bank shall have the right and power to receive, endorse, and collect all checks made payable to the order of the Borrower representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

     b. Premises: Bank shall have the right to enter and/or remain upon the premises of any Borrower without any obligation to pay rent to such Borrower or others, or any other place or places where any of the Collateral is located and kept and: (i) remove Collateral therefrom to the premises of Bank or any agent of Bank, for such time as Bank may desire, in order to maintain, collect, sell and/or liquidate the Collateral or; (ii) use such premises, together with materials, supplies, books and records of Borrower, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for sale, liquidation, or collection. Bank may require Borrower to assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties.

     c. Setoff: Bank shall have a right to set-off, without notice to the Borrower, any and all deposits or other sums at any time or times credited by or due from Bank to any of the Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured), which deposits and other sums shall at all times constitute additional security for the Obligations and may be set-off at any time against all or any part of the Obligations on which any of the Borrower is an obliger whether or not they are then due and whether other security held by Bank is deemed by it to be adequate.

     d. Uniform Commercial Code Rights: Bank shall have, in addition to any other rights and remedies contained in this Restated Agreement, the Notes and any other agreements, guarantees, notes, instruments, and documents heretofore, now, or at any time or times hereafter executed by any of the Borrower and delivered to Bank, all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Iowa as of the date of this Restated Agreement, all of which rights and remedies shall be cumulative, and nonexclusive, to the extent permitted by law.

     e. Notice of Sale: Any notice required to be given by Bank of a sale or other disposition or other intended action by Bank with respect to any of the Collateral, or otherwise, made in accordance with the terms of this Restated Agreement at least fourteen (14) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction of the expenses of retaking, holding, preparing for sale, selling, or the like and reasonable attorneys' fees and other expenses incurred by Bank, shall be applied toward satisfaction of the Obligations hereunder. Bank shall account to Borrower for any surplus realized upon such sale or other disposition and the Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, shall not affect the security interest of Bank in the Collateral until the Obligations hereunder or any judgment therefor are fully paid.

     f. Appointment: The Borrower hereby irrevocably appoints Bank its true and lawful attorney, with full power of substitution, in Bank's name or otherwise, for Bank's sole use and benefit, but at Borrower cost and expense, to exercise, if Bank shall elect after an event of default has occurred (whether or not Bank then elects to exercise any other of its rights arising upon default), all or any of the following powers with respect to all or any Accounts which are
Collateral:

          1. To execute on Borrower's behalf assignments of any or all Accounts which are Collateral to Bank, and to notify account debtors thereunder to make payments directly to Bank;

          2. To demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

          3. To receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Bank in connection therewith;

          4. To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

          5. To sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the relative goods, as fully and effectually as if Bank were the absolute owner thereof; and

          6. To extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

     Any funds collected pursuant to such powers shall be applied to the payment of the Obligations. The exercise by Bank of, or failure to so exercise, any of the foregoing authority, shall in no manner affect Borrower's liability to Bank on any of the Obligations. Bank shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of or the preservation of any rights under such accounts. Bank shall not be bound to take any steps necessary to preserve rights in any instrument or chattel paper against prior parties.


14.      TERM OF AGREEMENT.

     The term of this Restated Agreement shall commence on the Date of Agreement and shall continue in full force and effect until all Obligations shall have been fully paid and satisfied. No termination shall affect in any way the duties of the Borrower hereunder or the security interest of Bank in the Collateral so long as any Obligations are outstanding; and, notwithstanding such termination, Borrower shall continue to assign Receivables to Bank and turn over all collections to Bank as herein provided, and Bank shall retain the security interest, lien and rights granted to it hereunder until all the Obligations are paid in full and satisfied.


15.      GENERAL PROVISIONS.

     a. No Waiver: The failure of Bank at any time or times hereafter to require strict performance by any Borrower of any of the provisions, warranties, terms, and conditions in this Restated Agreement or in any other agreement, guaranty, note, instrument, or document now or at any time or times hereafter executed by such Borrower and delivered to Bank shall not waive, affect, or diminish any right of Bank at any time or times hereafter to demand strict performance thereof. No rights of Bank hereunder shall be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Bank. No waiver by Bank of any of its rights shall operate as a waiver of any other of its rights or any of its rights on a future occasion.

     b. Notice: Any demand or notice required or permitted to be given hereunder shall be deemed effective when deposited in the United States mail, addressed to Bank at Bank or to Borrower at the address shown in 2(h), or to such other address as may be provided in writing prior to the giving of such notice by the party to be notified.

     c. Entire Understanding: This Restated Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated herein and such understanding shall not be modified except in writing signed by or on behalf of the parties hereto. This Restated Agreement supersedes and replaces the 1991 Credit Agreement and all amendments thereto but does not in any way impair any previously executed promissory notes which are still outstanding nor discontinue or impair any previously granted Collateral.

     d. Invalidity: Wherever possible, each provision of this Restated Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Should any portion of this Restated Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Restated Agreement, and the entirety of this Restated Agreement shall continue in full force and effect in all other jurisdictions and said remaining portions of this Restated Agreement shall continue in full force and effect in the subject jurisdiction as if this Restated Agreement had been executed with the invalid portions thereof deleted.

     e. Waiver of Bond: If Bank seeks to take possession of any or all of the Collateral by court process, the Borrower hereby irrevocably waive any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto.

     f. Successors and Assigns: The provisions of this Restated Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Bank and the Borrower; provided, however, the Borrower may not assign any of their rights or delegate any of their obligations hereunder without the prior written consent of Bank.

     g. Choice of Law, Forum: This Restated Agreement is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Iowa and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of said state and any action to enforce, construe, invalidate or modify this Restated Agreement shall be brought in a court of competent jurisdiction in Linn County, Iowa. Borrower waives the right to demand a trial by jury in any action hereunder.

     h. Fees: If, prior hereto and/or at any time or times hereafter, Bank shall employ counsel in connection with the execution and consummation of the transactions contemplated by this Restated Agreement or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Restated Agreement, the Collateral, or any other agreement, guaranty, note, instrument, or document heretofore, now or at any time or times hereafter executed by any Borrower and delivered to Bank, or to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, or to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Bank hereunder, whether before or after the occurrence of any Event of Default, or to collect any of the Obligations, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Obligations, payable on demand and secured by the Collateral.

     i. Counterparts: This Restated Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     j. References: Each reference herein to Bank shall be deemed to include its successors and assigns, and each reference to the Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of the Borrower, all of whom shall be bound by the provisions hereof.

     k. Joint and Several: The term "Borrower" as used herein shall, if this Restated Agreement is signed by more than one borrower, means unless this Restated Agreement otherwise provides or unless the context otherwise requires, the "Borrower and each of them" and each and every representation, promise, agreement and undertaking shall be joint and several except that the granting of the security interest, right of set-off and lien, shall be by each Borrower in its respective properties. If there is more than one Borrower, any loan or advance hereunder shall be deemed to be made at the request of and for the benefit of each Borrower (since Borrower are affiliates and/or their respective businesses are closely integrated and interrelated).

     l. Headings: The section headings herein are included for convenience only and shall not be deemed to be a part of this Restated Agreement.

     m. Participations: Bank may, at its option, sell participations in or assign all or part of the Revolving Line of Credit or the Term Loans to another Bank or other entity. Bank may furnish any information concerning Borrower or any subsidiary of Borrower in the possession of Bank from time to time to such assignee or participant. Borrower shall not assign any rights or obligations hereunder without the prior written consent of Bank.


IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AMENDMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT (EXCEPT THE CREDIT AGREEMENT AS PREVIOUSLY AMENDED AND DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT AS PREVIOUSLY AMENDED) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                                 FEATHERLITE MFG., INC.


                                 BY:/s/ Conrad Clement
                                    Conrad Clement, President

                                 BY:/s/ Tracy J. Clement
                                    Tracy J. Clement, Executive Vice President


                                    /s/ Conrad Clement
                                    Conrad Clement, individually

(Signatures continue)

                                     /s/ Larry Clement
                                     Larry Clement, individually


                                     /s/ Kathy Clement
                                     Kathy Clement, individually

                                     /s/ Tracy Clement
                                     Tracy Clement, individually


                                     /s/ Nancy Clement
                                     Nancy Clement, individually


                                     FIRSTAR BANK IOWA, N.A.


                                     BY:/s/ Mitch McElree
                                        Mitch McElree, Vice President

Exhibit A        Accounts Receivable and Loan Reconciliation Certificate
Exhibit B        Guaranty
Exhibit C        Revolving Line of Credit Promissory Note
Exhibit D        Trade Names, Business Changes
Exhibit E        Liens
Exhibit F        Hazardous Substance Certificate

                                   EXHIBIT "A"

a. Receivables. All accounts and general intangibles (each as defined in the UCC) of the Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in connection with any loans or advances or for inventory or equipment or other goods sold by the Borrower and all tax refunds (collectively, "Receivables");

b. Instruments. All instruments, chattel paper or letters of credit (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Receivables, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (collectively, "Instruments");

c.   Inventory.  All  inventory  (as  defined  in the  UCC)  of  the  Borrowers, including all goods obtained by the Borrower in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (collectively, "Inventory");

d. General Intangibles. All franchises, patents, trademarks, goodwill and any and all items of the Borrower which would be classified as general intangibles under the UCC (collectively, "General Intangibles").

e. Documents. All documents of title (as defined in the UCC) or other receipts covering, evidencing or representing Inventory or Equipment (collectively, "Documents");

f. Real Estate and Fixtures. All Borrower's right, title and interest in and to the buildings, improvements, ways, streets, alleys, passages, rights of way, waters, water courses, rights, liberties, privileges, tenements, hereditaments, and appurtenances now or hereafter hereunto appertaining to (Describe Real Estate) (collectively, "Real Estate and Fixtures") (as defined in the UCC). The building is known as the Featherlite Rework and Delivery Building. See attached Exhibit F;

h. Claims. All rights, claims and benefits of the Borrower against any Person arising out of, relating to or in connection with Inventory purchased by the Borrower, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

j. Proceeds. All proceeds, products and accessions of and to any of the property described in clauses (a) through (i) above in this section (including, without limitation, any proceeds of insurance thereon), and to the extent related to any property described in said clauses or in this clause all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower.

And as additional collateral, all additions to and replacements of the collateral, and all accessories, accessions, parts and equipment now or hereafter affixed thereto or used in connection therewith and the proceeds and products from all such collateral.